UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Heron Therapeutics, Inc., a Delaware corporation (“Heron” or the “Company”) with a proxy statement related to a proposed transaction in which the Company will sell substantially all of its assets to CorMedix Inc., a Delaware corporation (“CorMedix”), other than certain excluded assets, including the Company’s federal income tax net operating loss carryforwards (“NOLs”) and certain other tax attributes, and CorMedix has agreed to acquire those assets and assume certain liabilities of the Company, upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, dated November 8, 2026, by and between the Company and CorMedix (the “Proposed Transaction”).

This Schedule 14A filing consists of the following documents relating to the Merger:

Exhibit 99.1: Fact Sheet

Exhibit 99.2: Employee Email

Exhibit 99.3: Employee FAQ

Exhibit 99.4: Field Team Toolkit

Exhibit 99.5: Partner / Supplier Email

Exhibit 99.6: Healthcare Professional (HCP) / Patient Advocacy Group (PAG) / Key Opinion Leader (KOL) Email

Exhibit 99.7: Investor / Analyst Courtesy Note

* * *

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix’s ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix’s ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management’s attention; restrictions on the conduct of Heron’s business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron’s plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron’s lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq’s continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission (“SEC”), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC’s website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron’s stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings “Information Concerning the Board of Directors,” “Information Concerning Executive Officers,” “Corporate

Governance – 2025 Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Certain Relationships and Related Person Transactions” and “Executive Compensation,” and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings “Proposal No. 1 – Approval of the Director Election Proposal,” “Corporate Governance – Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” “Executive Compensation” and “Certain Relationships and Related Transactions,” and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

Exhibit 99.1

Exhibit 99.2

Project Hurricane Employee Email

To: All Heron Therapeutics Employees

From: Craig Collard, Chief Executive Officer

Subject: Heron’s Next Chapter

Team,

At Heron, our mission has always been to develop treatments that address unmet needs. Over the years, we have delivered on this objective and should be incredibly proud of what we have built and the impact on patients and healthcare providers throughout the country. As we look to the future, we are taking an important next step in Heron’s journey.

Earlier today, we announced that CorMedix has agreed to acquire substantially all of Heron’s assets, including all four of Heron’s commercial-stage products — ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL® — in a cash and stock transaction.

I want to emphasize that this is not a decision we made lightly. We believe CorMedix shares our values and vision for the future of our portfolio. CorMedix’s scale, financial strength and institutional commercial focus can accelerate the growth of ZYNRELEF and APONVIE while helping to ensure that CINVANTI continues to reach the patients who rely on it.

While this is a meaningful milestone for Heron, it is just one step in the transaction process. We expect the transaction to close in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance, and other customary closing conditions. Until then, we must continue to operate independently in the ordinary course of business.

As is often the case for companies pursuing transactions like this, Heron will go through a period of transition. There are many details to be finalized as we work towards completion of this transition, including related to plans for our team. We understand how important these questions are to you and your families. What we can share today is that CorMedix has told us it expects to extend offers in waves over the coming weeks. We can also confirm that 2026 bonuses and Q4 field incentive compensation will be paid at closing in exchange for a release. We are committed to keeping you informed and sharing additional information as it becomes available.

In the meantime, there is important work to do. Patients and healthcare providers depend on our products every day. We are counting on this team to remain focused on your day-to-day responsibilities and execute our strategic objectives.

Today’s announcement may generate interest from external stakeholders. Consistent with company policy, if you receive an inquiry from a member of the media or another external party, please direct it to Ira Duarte.

On behalf of the Heron Board and management team, thank you for your continued dedication to our company and the patients and healthcare providers we serve.

Sincerely,

Craig

Chief Executive Officer

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,”

“potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed

Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Exhibit 99.3

Project Hurricane Employee FAQ

1.
What was announced? Why now?
•
We announced that CorMedix has agreed to acquire substantially all of Heron’s assets, including all four of Heron’s commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL® – in a cash and stock transaction.
•
As we shared in August, our Board has been evaluating strategic alternatives for Heron.
•
Following a thorough review process, the Board concluded that this transaction is the best path forward for our company.

2.
Who is CorMedix?
•
CorMedix is a biopharmaceutical company focused on developing and commercializing therapeutic products for the prevention and treatment of life-threatening conditions and diseases.
•
Our portfolio is highly complementary to CorMedix’s footprint and institutional commercial focus which can accelerate the growth of ZYNRELEF and APONVIE while helping to ensure that CINVANTI continues to reach the patients who rely on it.
•
We believe CorMedix shares our values and vision for the future of care, and brings the scale, financial strength and institutional commercial focus to accelerate the growth across our portfolio.

3.
What does this transaction mean for employees?
•
Details regarding plans for our team have not been finalized but we do expect Heron to undergo a period of transition as we move toward close.
•
CorMedix has told us it expects to extend offers in waves over the coming weeks.
•
We can also confirm that 2026 bonuses and Q4 field incentive compensation will be paid at closing in exchange for a release
•
As we navigate this process and key decisions are made, we are committed to communicating with you transparently.
•
Until the transaction closes, we must continue to operate independently in the ordinary course of business.
•
We are counting on this team to stay focused on your day-to-day responsibilities.

4.
Will all Heron employees join CorMedix? Will there be layoffs in connection with this transaction?
•
As is often the case for companies pursuing transactions like this, Heron will go through a period of transition.
•
CorMedix has told us it expects to extend offers in waves over the coming weeks.
•
For employees who are not offered positions within CorMedix, Heron has a universal severance policy in place.
•
We understand how important these questions are to you and your families, and we are committed to keeping you informed and sharing additional information as it becomes available.

5.
What happens to my 2026 bonus and Q4 incentive compensation?
•
2026 bonuses and Q4 field incentive compensation will be paid at closing to all employees in exchange for a release.
•
This is true whether you get an offer from CorMedix or your employment with Heron ends at closing, and it is in addition to severance for those whose employment ends.
•
Q4 field incentive compensation will be calculated under the existing sales incentive plan and paid at closing instead of on the plan's normal schedule.

•
The Board has not yet set the 2026 bonus amounts.

6.
When is the transaction expected to close?
•
The transaction is expected to close in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance and other customary closing conditions.

7.
What will happen to Heron after the transaction closes? Will Heron remain a public company?
•
Upon close of the transaction, Heron will remain a publicly traded company, but will look different than it does today.
•
While we do not have all of the answers at this point, we are committed to keeping you informed and sharing additional information as it becomes available.

8.
What should I do if I receive a media, investor or analyst inquiry?
•
If you receive an inquiry from a member of the media or another external party, including an investor or analyst, please direct it to Ira Duarte.

9.
Where can employees get more information or ask questions?
•
Please direct additional questions to your manager.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Exhibit 99.4

Project Hurricane Field Team Toolkit

CONFIDENTIAL: This toolkit is not for distribution. It is intended to guide conversations with your field teams and customers about the agreement.

Overview

Heron has entered into an agreement for CorMedix Therapeutics to acquire substantially all of Heron’s assets, including its four commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL®.

CorMedix is a biopharmaceutical company focused on developing and commercializing therapeutic products for life-threatening conditions and diseases. Heron’s portfolio is highly complementary to CorMedix’s institutional commercial platform, making our assets a natural fit as CorMedix seeks to diversify in the institutional care category. All in, we believe that CorMedix will be an ideal steward of our commercial products and support patient care across its footprint.

The transaction is expected to close in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance, and other customary closing conditions. Importantly, this announcement is just the first step in a longer process and there are many details to be finalized as we work towards close.

Your Role

It is business as usual between now and the close of the transaction. Even so, we recognize that in the course of your day-to-day responsibilities, you may receive questions from healthcare providers, customers and other business partners about the announcement and what it means for them.

The following materials are designed to assist you in these conversations and help you answer questions you may receive:

•
A copy of the press release (attached);
•
A copy of the HCP / PAG / KOL email (attached); and
•
Talking points and Q&A (below) to help guide conversations in the field.

HCP / PAG / KOL Talking Points

What We Announced

•
Today, we announced that CorMedix has agreed to acquire substantially all of Heron’s assets, including all four of Heron’s commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL®.

•
We believe this transaction will support our focus on advancing the standard of care for patients and extending the reach of our medicines.

What this Means

•
CorMedix is a biopharmaceutical company focused on developing and commercializing therapeutic products for life-threatening conditions and diseases.

•
Through our engagement with CorMedix to date, it has become clear that they are a talented team driven by a commitment to meeting patients’ needs.

•
Our portfolio is highly complementary to CorMedix’s institutional commercial platform, making our assets a natural fit as CorMedix seeks to diversify in the institutional care category.

•
We believe that CorMedix will be an ideal steward of our commercial products and support patient care across its footprint.

Closing / Next Steps

•
The transaction is expected to close in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance and other customary closing conditions.

•
Until then, we will continue to operate in the ordinary course of business.

•
Our focus remains on executing against our priorities and continuing to deliver for patients and healthcare providers.

•
We are proud of the work we have done together to support patients and advance care.

•
We will continue to keep you informed when there is additional news to share.

•
Please reach out to your usual Heron contact with any questions.

•
Thank you for your continued partnership and collaboration.

HCP / PAG / KOL Q&A

1.
Why is Heron pursuing this transaction?
•
Following a thorough review process, our Board concluded that this transaction is the best path forward for our company and the patients we serve.
•
Our portfolio is highly complementary to CorMedix’s institutional commercial platform, making our assets a natural fit as CorMedix seeks to diversify in the institutional care category.
•
We believe that CorMedix will be an ideal steward of our commercial products and support patient care across its footprint.

2.
What does this mean for patients and healthcare professionals who use Heron’s products?
•
Until the transaction closes, we will continue to operate in the ordinary course of business and support patients and healthcare professionals as we do today.
•
We will continue to keep you informed when there is additional news to share.

3.
How will this transaction benefit patients?
•
CorMedix has built its commercial infrastructure in the settings where our products are administered, including hospitals, ambulatory surgical centers and infusion centers.
•
CorMedix is well positioned to help accelerate the growth of ZYNRELEF® and APONVIE® while helping to ensure that CINVANTI® continues to reach the patients who rely on it.
•
We believe that CorMedix will be an ideal steward of our commercial products and support patient care across its footprint.

4.
When will the transaction close?
•
We expect to close the transaction in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance and other customary closing conditions.
•
Until then, we will continue to operate in the ordinary course of business.

5.
Will I still be able to order Heron’s products through the same channels?
•
Until the transaction closes, Heron will continue to operate in the ordinary course of business.
•
We will continue to keep you informed when there is additional news to share.

6.
Who should we contact with additional questions?
•
Please contact your usual Heron contact with any questions.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Exhibit 99.5

Project Hurricane Partner / Supplier Email

Dear Valued Partner,

I’m reaching out with important news about Heron Therapeutics.

Today, we announced that CorMedix has agreed to acquire substantially all of Heron’s assets, including all four of Heron’s commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL®. We believe this transaction will support our focus on advancing the standard of care for patients and extending the reach of our medicines. You can learn more about the asset purchase agreement in our press release here.

By way of background, CorMedix is a biopharmaceutical company focused on developing and commercializing therapeutic products for life-threatening conditions and diseases. Heron’s portfolio is highly complementary to CorMedix’s institutional commercial platform, with relationships across many of the same channels, including hospital pharmacy and therapeutics committees, group purchasing organizations, integrated delivery networks and ambulatory surgical centers. We believe CorMedix’s scale, financial strength and institutional commercial focus can help accelerate the growth of ZYNRELEF and APONVIE while helping to ensure that CINVANTI continues to reach the patients who rely on it. All in, we believe that CorMedix will be an ideal steward of our commercial products.

Looking ahead, we expect to close the transaction in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance and other customary closing conditions. Until then, we will continue to operate independently in the ordinary course of business. Our focus remains on executing against our priorities and continuing to deliver for patients and healthcare providers.

Thank you for your continued partnership and support of Heron. We will continue to keep you informed when there is additional news to share. Please reach out to your usual Heron contact with any questions.

Sincerely,

NAME

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the

SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Exhibit 99.6

Project Hurricane HCP / PAG / KOL Email

Dear Valued Partner,

I am reaching out with important news about Heron Therapeutics.

Today, we announced that CorMedix has agreed to acquire substantially all of Heron’s assets, including all four of Heron’s commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL®. We believe this transaction will support our focus on advancing the standard of care for patients and extending the reach of our medicines. You can learn more about the asset purchase agreement in our press release here.

By way of background, CorMedix is a biopharmaceutical company focused on developing and commercializing therapeutic products for life-threatening conditions and diseases. Through our engagement with CorMedix to date, it has become clear that they are a talented team driven by a commitment to meeting patients’ needs. Heron’s portfolio is highly complementary to CorMedix’s institutional commercial platform, making our assets a natural fit as CorMedix seeks to diversify in the institutional care category. All in, we believe that CorMedix will be an ideal steward of our commercial products and support patient care across its footprint.

We value our relationship with you, and we are proud of the work we have done together to support patients and advance care.

Looking ahead, we expect to close the transaction in the first quarter of 2027, subject to approval by Heron stockholders, regulatory clearance, and other customary closing conditions. Until then, we will continue to operate independently in the ordinary course of business. Our focus remains on executing against our priorities and continuing to deliver for patients and healthcare providers.

Thank you for your continued partnership and collaboration. We will continue to keep you informed when there is additional news to share. Please contact your usual Heron contact with any questions.

Sincerely,

NAME

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the

SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Exhibit 99.7

Heron Therapeutics Investor / Analyst Courtesy Note

To: Heron Investors / Analysts

From: [***]

Date: November 9, 2026

Subject: CorMedix to Acquire Substantially All of Heron’s Assets

Good morning,

Today, we announced that CorMedix Therapeutics (Nasdaq: CRMD) will acquire substantially all of Heron’s assets, including all four of our commercial-stage products – ZYNRELEF®, APONVIE®, CINVANTI® and SUSTOL® – for upfront consideration of $145m in cash and 14,583,333 shares of CorMedix common stock, plus potential earn-out payments of up to $55 million and royalties on net sales of certain Heron products.

Following a thorough review of strategic alternatives, Heron’s Board of Directors determined that the transaction with CorMedix offers the most compelling path forward for stockholders by providing meaningful upfront value, enabling repayment of the credit facility with Hercules Capital, and offering potential future upside.

You can read the press release here, but I want to share some highlights:

•
Upfront consideration: The upfront consideration consists of $145m in cash, which is subject to customary purchase price adjustments, and 14,583,333 shares of CorMedix common stock. Based on the closing price of CorMedix common stock of $5.32 on November 6, 2026, the stock consideration has a value of approximately $77.6m, and the upfront consideration has an aggregate value of approximately $222.6m.

•
Further upside through rights to earn-out and royalty payments: Along with the upfront, Heron will be eligible to receive additional value, including:

o
Total earn-out payments of up to $55m: $25m if ZYNRELEF net sales equal or exceed $65m in 2028, plus an additional $30m if ZYNRELEF net sales equal or exceed $95m in 2028

o
A 5% royalty on combined annual net sales above $25m in each of years 2027-2029 of CINVANTI, SUSTOL and products covered by Heron’s multi-product Development and License Agreement.

•
Debt, governance and voting agreements: Agreements reflect support for the transaction, including Heron’s plans to pay down debt and become a significant stockholder of CorMedix:

o
Debt:
▪
Repayment of credit facility: Hercules Capital is expected to be repaid at closing from the upfront cash consideration.

▪
Exchange of convertible debt for CorMedix stock: Rubric Capital Management has agreed to exchange its convertible debt for shares of CorMedix common stock received by Heron , subject to the terms of an exchange agreement. This exchange between Heron and Rubric is expected to occur in four quarterly tranches following the closing.

o
Governance: Heron will have the right to name one new member to the CorMedix Board so long as Heron continues to hold at least 10% of the outstanding shares of CorMedix.

o
Voting: Stockholders representing approximately 22% of Heron’s outstanding common stock, including Rubric, have agreed to vote with their shares in favor of the transaction.

•
Path to close: The transaction is expected to close in the first quarter of 2027, subject to customary closing conditions, including approval by Heron stockholders and applicable regulatory clearance. The transaction is not subject to any financing contingency.

•
Heron after the Asset Sale: Following close, Heron will exit the operation of its current biotechnology business and other historical operations, but it does not intend to liquidate and will remain a publicly traded company. Heron’s Board intends to actively evaluate various strategic transactions and opportunities for the use of the proceeds of the transaction, which could include, but are not limited to, the acquisition of, or investment in:

o
Businesses or assets, which may or may not be within biotechnology or pharmaceuticals
o
Royalty streams and milestone payments
o
Product candidates

In doing so, we may also pursue strategic alliances, joint ventures, investments in complementary businesses, out-licensing and in-licensing agreements, divestitures or other transactions. Heron will retain material assets including the shares of CorMedix common stock issued to Heron, the right to receive potential earn-out and royalty payments, significant NOLs and cash on hand.

Though Heron reported its third quarter 2026 financial results today, we will not be holding an earnings call due to the pending transaction. We would welcome a call to discuss the transaction further.

Thank you for your continued support of and interest in Heron.

Sincerely,

Brett Fleshman

Chief Business Officer

Heron Therapeutics, Inc.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed transaction by CorMedix Inc. (“CorMedix”) to purchase substantially all of the assets of Heron Therapeutics, Inc. (“Heron”) (the “Proposed Transaction”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Transaction, including expected synergies, diversification of revenue base and the expectation that the Proposed Transaction will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s and Heron’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in Centers for Medicare & Medicaid Services reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix's ability to pursue future business development transactions; estimates of total addressable market size; and Heron’s plans following the closing, including its expectation to remain a publicly traded company.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix's ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s or Heron’s stock price may decline if the Proposed Transaction is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Transaction, and diversion of management's attention; restrictions on the conduct of Heron's business while the Proposed Transaction is pending; unexpected costs, liabilities or delays relating to the Proposed Transaction and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Transaction; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Transaction, including (i) the risk that Heron may not identify, pursue or complete an acquisition of, or investment in, another business, (ii) the risk that Heron may not find opportunities to utilize its net operating loss carryforwards (“NOLs”) after the consummation of the Proposed Transaction or that its ability to use its NOLs may be limited or lost, (iii) Heron's plans with respect to shares of CorMedix common stock received by Heron as consideration in the Proposed Transaction, including uncertainty and timing of any sales, transfers or other distributions of such shares, (iv) the risk that the value of CorMedix common stock received by Heron as consideration in the Proposed Transaction may decline and that Heron may be unable to sell or otherwise monetize such shares when or at the price it expects and (v) Heron's lack of operating revenues or material operations following the closing, the risk that Heron may not regain or maintain compliance with Nasdaq's continued listing requirements, and the risk that Heron may be deemed an investment company under the Investment Company Act of 1940; and the other risks described in the periodic reports filed by CorMedix and Heron with the Securities and Exchange Commission ("SEC"), including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix and Heron, as applicable. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this communication, and neither CorMedix nor Heron undertakes any obligation to update them, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Heron intends to file with the SEC a proxy statement on Schedule 14A. Each of CorMedix and Heron may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the proxy statement or any other document that Heron may file with the SEC. Heron will mail the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, as well as any amendments or supplements to those documents, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors

and stockholders may obtain these documents free of charge at the SEC's website, www.sec.gov, and on the Investors section of the CorMedix investor relations website at https://cormedix.com/investors/ and Heron’s investor relations website at https://ir.herontx.com/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron's stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings "Information Concerning the Board of Directors," "Information Concerning Executive Officers," "Corporate Governance – 2025 Director Compensation," "Security Ownership of Certain Beneficial Owners and Management," "Certain Relationships and Related Person Transactions" and "Executive Compensation," and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings "Proposal No. 1 – Approval of the Director Election Proposal," "Corporate Governance – Executive Officers," "Security Ownership of Certain Beneficial Owners and Management," "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions," and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron's definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Transaction will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.